UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2020, the Board of Directors (“Board”) of Owens Corning (the “Company”) expanded its number of directors on the Board by one and elected Alfred E. Festa as a director of the Company, both effective on September 16, 2020 (the “Effective Date”). Mr. Festa will join the Audit and Finance Committees of the Board as of the Effective Date.

Mr. Festa was Chairman and Chief Executive Officer of W. R. Grace & Co (“Grace”), a leading global producer of specialty chemicals and materials, from 2008 through November 2018, and non-executive Chairman from November 2018 to November 2019. He initially joined Grace as President and Chief Operating Officer in 2003 and assumed the CEO role in 2005. From 2002 to 2003, Mr. Festa was a partner in Morgenthaler Private Equity Partners, a venture/buyout firm focused on mid-market industrial build-ups. Since 2008, Mr. Festa has served on the Board of Directors of NVR, Inc., one the largest homebuilders in the United States, and is currently a member of its Audit Committee and Nominating and Corporate Governance Committee. Beginning in September 2020, Mr. Festa has also served as an Operating Advisor to Clayton, Dubilier & Rice, an established private equity firm.

There is no arrangement or understanding between Mr. Festa and any other person pursuant to which Mr. Festa was selected as a director. For his service as a non-employee member of the Board, beginning as of the Effective Date, Mr. Festa will participate in the standard director compensation arrangements currently in effect for non-management directors. The arrangements currently in effect are described under the heading “2020 Non-Management Director Compensation” in the Company’s proxy statement delivered in connection with its 2020 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on March 13, 2020. There are no related person transactions involving Mr. Festa that are reportable under Item 404(a) of Regulation S-K.

The Company also issued a news release regarding the election of Mr. Festa to the Board, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	News Release, dated September 17, 2020

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

September 17, 2020	By:	/s/Ava Harter
Ava Harter
Senior Vice President, General Counsel and Secretary